UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                  March 28, 2003
                Date of Report (Date of earliest event reported)

                           NEWMONT MINING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                                                84-1611629
         Delaware                   001-31240                 (IRS Employer
 (State of Incorporation)     (Commission File Number)     Identification No.)


                               1700 Lincoln Street
                             Denver, Colorado 80203
                     (Address of Principal Executive Office)

                                 (303) 863-7414
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)       Exhibits.


Exhibit No.       Description

99.1              Press Release dated March 28, 2003.

Item 9.   REGULATION FD DISCLOSURE

     On March 28, 2003, Newmont Mining Corporation, a Delaware corporation, issued a press release announcing its results for the fourth quarter and the year ended December 31, 2002. The full text of the press release, attached as
Exhibit 99.1 hereto, is furnished pursuant to Regulation FD.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEWMONT MINING CORPORATION


DATE:  March 28, 2003                  By: /s/ Bruce D. Hansen
                                          --------------------------------------
                                          Name:   Bruce D. Hansen
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                   Description

99.1                          Press Release dated March 28, 2003.

                                      -4-